UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report:
                        Date of earliest event reported:


                                    DPL Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Ohio                              1-9052                    31-1163136
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)



  1065 Woodman Drive, Dayton, Ohio                                   45432
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)




               Registrant's telephone number, including area code:
                                 (937) 224-6000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On March 15, 2004. DPL Inc. announced today that it has filed with the Securities and Exchange Commission for an extension to file its 2003 Form 10-K. The Company stated that it is in the process of completing its Form 10-K and that its 2003 financial statements are not expected to differ materially from the Company's previously announced unaudited 2003 results.

The Company's unaudited 2003 results are attached. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c).        Exhibits.

99.1              Press release of DPL Inc., dated March 15, 2004.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DPL Inc.

Date:  March 15, 2004


                                      ------------------------------------------
                                      Name:  Caroline E. Muhlenkamp
                                      Title: Group Vice President and Interim
                                             Chief Financial Officer

                                  EXHIBIT INDEX


99.1              Press release of DPL Inc., dated March 15, 2004.